UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—March 30, 2020
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 per share	AGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01
Regulation FD Disclosure

On March 30, 2020, AGL made available in the Investor Information section of its website the following materials, which can be obtained from such website at the links provided below:

• the Assured Guaranty Municipal Corp. December 31, 2019 Financial Supplement (http://agltd.com/investor-information/by-company/agm)
• the Municipal Assurance Holdings Inc. December 31, 2019 Financial Supplement (http://agltd.com/investor-information/by-company/mac)
• the Assured Guaranty Corp. December 31, 2019 Financial Supplement (http://agltd.com/investor-information/by-company/agc)
• its Fixed Income Investor Presentation for the period ended December 31, 2019 (http://assuredguaranty.com/investor-information/by-company/assured-guaranty-ltd/presentations-webcasts)

Item 8.01
Other Events

Assured Guaranty Ltd. is filing this Current Report on Form 8-K to supplement its Annual Report on Form 10-K for the period ended December 31, 2019 with the Assured Guaranty Corp. December 31, 2019 Consolidated Financial Statements, which are attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
23.1	Accountants' Consent
99.1	Assured Guaranty Corp. December 31, 2019 Consolidated Financial Statements
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson Title: Chief Financial Officer
DATE: March 30, 2020

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